                                 AMENDED AND RESTATED

                              FBL FINANCIAL GROUP, INC.

                              1996 CLASS A COMMON STOCK

                                  COMPENSATION PLAN



                           Effective Date:__________, 1996

                                 AMENDED AND RESTATED
                              FBL FINANCIAL GROUP,  INC.
                              1996 CLASS A COMMON STOCK
                                  COMPENSATION PLAN


    1. PURPOSE. The purpose of the Plan is to provide additional incentive to those officers, employees, advisors and consultants of the Company and its Subsidiaries whose substantial contributions are essential to the continued growth and success of the Company's business in order to strengthen their commitment to the Company and its Subsidiaries, to motivate them to faithfully and diligently perform their assigned responsibilities and to attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. An additional purpose of the Plan is to build a proprietary interest among the Non-Employee Directors of the Company and its First Tier Subsidiaries and thereby secure for the Company's stockholders the benefits associated with common stock ownership by those who will oversee the Company's future growth and success. To accomplish such purposes, the Plan provides that the Company may grant Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Stock Bonuses or Stock Appreciation Rights. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Exchange Act.

    2.   DEFINITIONS.  For purposes of this Plan:

              (a) "Advisor" or "Consultant" means an advisor or consultant who is an independent contractor with respect to the Company or a Subsidiary, and who provides bona fide services (other than in connection with the offer or sale of securities in a capital raising transaction) to the executive officers or Board of Directors with regarding to major functions, portions or operations of the Company's business; who is not an employee, officer, director or holder of more than 10% of the outstanding voting securities of the Company; and whose services the Committee determines is of vital importance to the overall success of the Company.

              (b) "Agreement" means the written agreement evidencing the grant of an Award and setting forth the terms and conditions thereof.

              (c) "Award" means, individually or collectively, a grant under this Plan of Options, Stock Appreciation Rights, Restricted Stock or Stock Bonuses.

              (d)  "Board" means the Board of Directors of the Company.

              (e) "Change in Capitalization" means any increase, reduction, or change or exchange of Shares for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants or rights, stock dividend, stock split or reverse stock split, combination or exchange of Shares, repurchase of Shares, change in corporate structure or otherwise.

              (f)  "Change in Control" means one of the following events:

                        (i) any "person" (as defined in Sections 13(d) and
                   14(d) of the Exchange Act), other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, or any corporation owned, directly or indirectly, by the stockholders of the Company, in substantially the same proportions as their ownership of stock of the Company, acquires "beneficial ownership" (as defined in rule 13d-3 under the Exchange Act) of securities representing 35% of the combined voting power of the Company; or (ii) during any period of not more than two consecutive years, individuals who at the beginning of such period constitute the Board and any new directors
                   (other than any director
designated by a person who has entered into an agreement with the Company to effect a transaction described in subsections 2(f)(i), 2(f)(iii), or 2(f)(iv) of this Plan) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or (iii) the stockholders of the Company approve a merger other than (A) a merger that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, at least 50% of the combined voting power of all classes of stock of the Company or such surviving entity outstanding immediately after such merger or (B) a merger effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or a sale of all or substantially all of the assets of the Company.

              (g) "Code" means the Internal Revenue Code of 1986, as amended.

              (h) "COMMITTEE" means a committee which may be appointed by the Board to administer the Plan to perform the functions set forth herein, composed of two or more directors who are Non-
Employee Directors, as defined in paragraph (b)(3)(i) of Rule 16b-3 under the Exchange Act. Unless and until the Board appoints such Committee, the Board shall administer the Plan and perform the functions set forth herein, and references herein to the Committee shall be deemed to refer to the Board.

              (i) "Company" means FBL Financial Group, Inc., an Iowa corporation, or any successor thereto.

              (j) "Disability" means the inability, due to illness or injury, to engage in any gainful occupation for which the individual is suited by education, training or experience, which condition continues for at least six (6) months.

              (k) "Effective Date of this Plan" shall be the date on which the Registration Statement relating to Class A Common Stock of the Company becomes effective under the Securities Act.

              (l) "Eligible Employee" means any officer, employee, advisor or consultant of the Company or a Subsidiary of the Company designated by the Committee as eligible to receive Awards subject to the conditions set forth herein.

              (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

              (n) "Executive Officer" shall mean an officer of the Company named by the Board of Directors as an executive officer for purposes of required reporting under Section 16 of the Exchange Act.

              (o) "Fair Market Value" means the fair market value of the Shares as determined by the Committee in its sole discretion; provided, however, that (A) if the Shares are then admitted to trading on a national securities exchange, the Fair Market Value on any date shall be the last sale price reported for the Shares on such exchange on such date or on the last date preceding such date on which a sale was reported, (B) if the Shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or other comparable quotation system and have been designated as a National Market System ("NMS") security, the Fair Market Value on any date shall be
                                          3
         the last sale price reported for the Shares on such system on such date or on the last day preceding such date on which a sale was reported or (C) if the Shares are admitted to quotation on NASDAQ and have not been designated an NMS security, the Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the shares on such system on such date.

              (p) "First Tier Subsidiary" means a corporation 50% or more of whose stock possessing voting power is owned directly by the Company.

              (q) "Farm Bureau Organization" means the American Farm Bureau Federation (an Illinois non-profit corporation), each state Farm Bureau Federation associated with the American Farm Bureau Federation, each county Farm Bureau associated with any such state Farm Bureau Federation, and all corporations, partnerships and other entities controlled by, or under common control with any such organization, or authorized by the American Farm Bureau Federation to use the tradename "Farm Bureau" or "FB" in its name or operations.

              (r) "Incentive Stock Option" means an Option within the meaning of Section 422 of the Code.

              (s) "Non-Employee Director" means a member of the Board or a member of the board of directors of a First Tier Subsidiary, who is not an employee of the Company or a Subsidiary.

              (t) "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

              (u)  "Option" means an Incentive Stock Option, a
         Nonqualified Stock Option, or either or both of them, as the context requires.

              (v) "Participant" means a person to whom an Award has been granted under the Plan.

              (w) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is restricted in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and is subject to a substantial risk of forfeiture, as provided in Section 10 below.

              (x) "Plan" means the FBL Financial Group, Inc. 1996 Class A Common Stock Compensation Plan, as amended from time to time.

              (y)  "Predecessor" means any Farm Bureau Organization.

              (z) "Registration Statement" means the first registration statement to become effective under the Securities Act relating to Class A Common Stock of the Company.

              (aa) "Restricted Stock" means a Stock Award granted to a Participant pursuant to Section 10 below which the Committee has determined should be subject to one or more restrictions on transfer for a specified Period of Restriction.

              (bb) "Retirement" means termination of employment of a Participant by the Company (other than as a result of death or disability) if the Participant is at least 55 years of age and the Participant's combined (i) years of employment with the Company, its Subsidiaries and Predecessors and (ii) age, equals or exceeds eighty-five (85).

              (cc) "Securities Act" means the Securities Act of 1933, as amended.

              (dd) "Shares" means shares of the Class A Common Stock, without par value of the Company (including any new, additional or different stock or securities resulting from a Change in Capitalization), as the case may be.

              (ee) "Stock Appreciation Right" means a right to receive all or some portion of the increase in the value of Shares as provided in Section 7 hereof.

              (ff) "Stock Bonus" shall mean a grant of Shares to an Employee, Advisor or Consultant pursuant to Section 10 below.

              (gg) "Subsidiary" means any corporation in a descending, unbroken chain of corporations, beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

              (hh) "Ten-Percent Stockholder" means an Eligible Employee, who, at the time an Incentive Stock Option is to be granted to such Eligible Employee, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a parent or a Subsidiary within the meaning of Sections 424(e) and 424(f), respectively, of the Code.

    3.   ADMINISTRATION.

              (a) The Plan shall be administered by the Board or, if the Board so determines, by a Committee, which Committee shall at all times satisfy the provisions of Rule 16b-3 under the Exchange Act. The Committee shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A majority of the Committee shall constitute a quorum and a majority of a quorum may authorize any action. Any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made at a meeting duly held. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, Options, or Stock Appreciation Rights, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation. The Company shall pay all expenses incurred in the administration of the Plan.

              (b) Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

              (i) to determine those Eligible Employees to whom Awards shall be granted under the Plan and the number of Shares subject to such Awards to be granted to each Eligible Employee and to prescribe the terms and conditions (which need not be identical) of each Award, including the purchase price per share of each Award, and the forfeiture provisions, if any, if the Employee leaves the employment of the Company or a Subsidiary within a prescribed time or acts against the interests of the Company within a prescribed time;

              (ii) to construe and interpret the Plan, the Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, and (subject to the provisions of Section 13 below) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective, and all decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Company or a Subsidiary, and the Participants, as the case may be;

              (iii)to determine the duration and purposes for leaves of
                   absence which may be granted to a Participant without constituting a termination of employment or service for purposes of the Plan; and

              (iv) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

    4.   STOCK SUBJECT TO PLAN.

              (a) The maximum number of Shares that may be issued or transferred pursuant to Awards granted under this Plan is one million seven hundred fifty thousand (1,750,000) (or the number and kind of shares of stock or other securities that are substituted for those Shares or to which those Shares are adjusted upon a Change in Capitalization), and the Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares, such number of Shares as shall be determined by the Board.

              (b) Whenever any outstanding Award or portion thereof expires, is canceled or is otherwise terminated (other than by exercise of the Award ), the Shares allocable to the unexercised portion of such Award may again be the subject of Awards hereunder, to the extent permitted by Rule 16b-3 under the Exchange Act.

    5. ELIGIBILITY. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Employees who will receive Awards.

    6. OPTIONS. The Committee may grant Options in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. Each Option and Agreement shall be subject to the following conditions:

              (a) PURCHASE PRICE. The purchase price or the manner in which the purchase price is to be determined for Shares under each Option shall be set forth in the Agreement; provided, however, that the purchase price per Share under each Nonqualified Stock Option shall not be less than 85% of the Fair Market Value of a Share at the time the Option is granted, 100% in the case of an Incentive Stock Option generally and 110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder.

              (b) DURATION. Options granted hereunder shall be for such term as the Committee shall determine; provided, however, that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder). The Committee may, subsequent to the granting of any Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

              (c) NON-TRANSFERABILITY. No Option granted hereunder shall be transferable by the Participant to whom such Option is granted otherwise than (i) except for an Incentive Stock Option, by gift, to an immediate family member or members, or to a partnership or limited liability company consisting only of immediate family members, or to a trust solely for the benefit of the Participant and/or immediate family members, (a "donee" or "assignee"), (ii) by will or the laws of descent and distribution, or (iii) pursuant to a qualified domestic relations order as defined in the Code, and an Option may be exercised during the lifetime of such Participant only by the Participant, the Participant's donee, or such Participant's guardian or legal representative. The terms of such Option shall be binding upon the beneficiaries, executors, administrators, heirs, donees and successors of the Participant.

              (d) VESTING. Subject to subsection 6(e) below, unless otherwise set forth in the Agreement, each Option shall become exercisable upon the earlier of (i) as to all of the Shares covered by the Option on the death or Disability of the Participant; (ii) as to all of the Shares covered by the Option on the Retirement of the Participant provided that not less than six months have elapsed from the date of the grant of the Option; or (iii) as to 20 percent of the Shares covered by the Option on the first anniversary of the date the Option was granted and as to an additional 20 percent of the Shares covered by the Option on each of the following four (4) anniversaries of such date of grant. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

              (e) ACCELERATED VESTING. Notwithstanding the provisions of subsection 6(d) above, each Option granted to a Participant shall become immediately exercisable in full upon the occurrence of a Change in Control.

              (f) TERMINATION OF EMPLOYMENT. In the event that a Participant ceases to be employed by the Company or any Subsidiary, any outstanding Options held by such Participant shall, unless this Plan or the Agreement evidencing such Option provides otherwise, terminate as follows:

              (i) If the Participant's termination of employment is due to his death, Disability, or Retirement, the Option shall be exercisable for a period of three (3) years following such termination of employment, and shall thereafter terminate; and

              (ii) If the Participant's termination of employment is for any other reason (including a Participant's ceasing to be employed by a Subsidiary as a result of the sale of such Subsidiary or an interest in such Subsidiary), the Option (to the extent exercisable at the time of the Participant's termination of employment) shall be exercisable for a period of thirty (30) days following such termination of employment, and shall thereafter terminate.

         Notwithstanding the foregoing, the Committee may provide, either at the time an Option is granted or thereafter, that the Option may be exercised after the periods provided for in this Section 6(f), but in no event beyond the term of the Option.

              (g) METHOD OF EXERCISE. The exercise of an Option shall be made only by a written notice delivered to the SECRETARY of the Company at the Company's principal executive office, specifying the number of shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise in cash, by check, or, at the discretion of the Committee and upon such terms and conditions as the Committee shall approve, by transferring Shares to the Company or by such other method as the Committee may determine. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Participant shall deliver the Agreement evidencing the Option or the Agreement evidencing any Stock Appreciation Right to the SECRETARY of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Participant. Not less than 100 Shares may be purchased at any time upon the exercise of an Option unless the number of Shares so purchased constitutes the total number of Shares then purchasable under the Option.

         (h)  CONVERSION OF OPTION.

              (i) In addition to, and without limiting, the other rights of the Participant, the Participant may, in the discretion of the Committee, be given the right (the "Conversion Right") to convert an Option into Option
                   Shares at any time during the term thereof. Upon exercise of the Conversion Right, the Company shall deliver to the Participant, without payment by the Participant of any purchase price or any cash or other consideration, that number of Option Shares computed using the following formula:

                   X=Y (A-B)
                       -----
                        A

         Where:         X=   The number of Option Shares to be issued to
                        the Participant

                   Y=   The number of Option Shares purchasable pursuant
                   to the Participant's Option

                   A=   The Fair Market Value of one Option Share as of
                   the Conversion Date

                   B=   The Stock Purchase Price

              The Conversion Right may be exercised by the Participant by the surrender of the Option Award to the Company at its principal office, together with a written notice specifying that the Participant intends to exercise the Conversion Right and indicating conversion shall be effective upon the Company's receipt of the Option Award, together with the conversion notice, or on such later date as is specified in the conversion notice (the "Conversion Date"). Certificates for the Option Shares so acquired shall be delivered to the Participant within a reasonable time, not exceeding fifteen (15) days after the Conversion Date. If applicable, the Company shall, upon surrender of the Option award for cancellation, deliver a new Option evidencing the rights of the Participant to purchase the balance of the Option Shares which the Participant is entitled to purchase thereunder.

              (i) RIGHTS OF PARTICIPANTS. No Participant shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Participant, and (iii) the Participant's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Participant shall have full voting, dividend and other ownership rights with respect to such Shares.

    7. STOCK APPRECIATION RIGHTS. The Committee may, in its discretion, grant a Stock Appreciation Right alone (a "Free Standing Stock Appreciation Right") or in conjunction with the grant of an Option (a "Related Stock Appreciation Right"), in either case, in accordance with the Plan, and the terms and conditions of such Stock Appreciation Right shall be set forth in an Agreement. A Related Stock Appreciation Right shall cover the same Shares covered by the related Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 7 be subject to the same terms and conditions as the related Option.

         (a)  GRANT OF STOCK APPRECIATION RIGHTS.

              (i) TIME OF GRANT OF RELATED STOCK APPRECIATION RIGHT. A Related Stock Appreciation Right may be granted either at the time of grant, or at any time thereafter during the term of the Option; PROVIDED, HOWEVER, that Related Stock Appreciation Rights related to Incentive Stock Options may only be granted at the time of grant of the Option.

              (ii) PURCHASE PRICE.  The purchase price or the manner in
                   which the purchase price is to be determined for Shares covered by each Free Standing Stock Appreciation Right shall be set forth in the Agreement; PROVIDED, HOWEVER, that the purchase price per Share under each Free
                   Standing Stock Appreciation Right shall not be less than 85% of the Fair Market Value of a Share at the time the Free Standing Stock Appreciation Right is granted. The purchase price or the manner in which the purchase price is to be determined for Shares covered by each Related Stock Appreciation Right shall be set forth in the Agreement for the related Option.

              (iii)PAYMENT.  A Stock Appreciation Right shall entitle the holder thereof, upon exercise of the Stock Appreciation Right or any portion thereof, to receive payment of the amount computed pursuant to Section 7 (a) (vi) below.

              (iv) EXERCISE.  Free Standing Stock Appreciation Rights
                   generally will be exercisable at such time or times, and may be subject to such other terms and conditions, as shall be determined by the Committee, in its discretion, and such terms and conditions shall be set forth in the Agreement; PROVIDED, HOWEVER, that no Free Standing Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date it is granted. No Free Standing Stock Appreciation Right granted hereunder shall be transferable by the Participant to whom such right is granted otherwise than by will or the laws of descent and distribution, and a Free Standing Stock Appreciation Right may be exercised during the lifetime of such Participant only by the Participant or such Participant's guardian or legal representative. The terms of such Free Standing Stock Appreciation Right shall be binding upon the beneficiaries, executors, administrators, heirs and successors of the Participant.

                   Subject to subsection 7(a)(v) below, a Related Stock Appreciation Right shall be exercisable at such time or times and only to the extent that the related Option is exercisable, and will not be transferable except to the extent the related Option may be transferable. A Related Stock Appreciation Right granted in conjunction with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option.

              (v) ACCELERATED VESTING. Notwithstanding the provisions of subsection 7(a)(iv) above, each Stock Appreciation Right granted to a Participant shall become immediately exercisable in full upon the occurrence of a Change in Control.

              (vi) AMOUNT PAYABLE.  Upon the exercise of a Stock
                   Appreciation Right, the Participant shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date of exercise of such Stock Appreciation Right over (i) with respect to a Related Stock Appreciation Right, the per Share purchase price under the related Option, and
                   (ii) with respect to a Free Standing Stock Appreciation Right, the per Share purchase price set forth in the Agreement by (B) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit at the time it is granted.

              (vii)TREATMENT OF RELATED OPTIONS AND RELATED STOCK
                   APPRECIATION RIGHTS UPON EXERCISE. Upon the exercise of a Related Stock Appreciation Right, the related Option shall be canceled to the extent of the number of Shares as to which the Related Stock Appreciation Right is exercised and upon the exercise of an Option granted in conjunction with a Related Stock Appreciation Right, the Related Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the related Option is exercised or surrendered.

              (b) METHOD OF EXERCISE. Stock Appreciation Rights shall be exercised by a Participant only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation

         Right is being exercised. If requested by the Committee, the Participant shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and with respect to a Related Stock Appreciation Right, the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement or Agreements to the Participant.

              (c) FORM OF PAYMENT. Payment of the amount determined under Sections 7(a)(vi) above, may be made solely in whole Shares in a number determined based upon their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the sole discretion of the Committee, solely in cash, or in a combination of cash and Shares as the Committee deems advisable. In the event that a Stock Appreciation Right is exercised within the sixty-day period following a Change in Control, any amount payable shall be solely in cash. If the Committee decides to make full payment in Shares, and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

    8.   LOANS.

              (a) The Company or any or Subsidiary may make loans to a Participant in connection with the exercise of an Option, subject to the following terms and conditions and such other terms and conditions not inconsistent with the Plan including the rate of interest, if any, as the Committee shall impose from time to time.

              (b) No loan made under the Plan shall exceed the sum of (i) the aggregate purchase price payable pursuant to the Option with respect to which the loan is made, plus (ii) the amount of the reasonably estimated income taxes payable by the Participant with respect to the exercise of the Option reduced by (iii) the aggregate part of the purchase price of the Shares being acquired pursuant to exercise of the Option not allocated to Additional Paid in Capital. In no event may any such loan exceed the Fair Market Value, at the date of exercise, of the Shares received pursuant to such exercise.

              (c) No loan shall have an initial term exceeding ten (l0) years; provided, however, that loans under the Plan shall be renewable at the discretion of the Committee; and provided, however, that the indebtedness under each loan shall become due and payable, as the case may be, on a date no later than (i) one
         (1) year after termination of the Participant's employment due to death or disability, or (ii) the date of termination of the Participant's employment for any reason other than death or disability.

              (d) Loans under the Plan may be satisfied by a Participant, as determined by the Committee, in cash or, with the consent of the Committee, in whole or in part by the transfer to the Company of Shares whose Fair Market Value on the date of such payment is equal to part or all of the outstanding balance of such loan.

              (e) A loan shall be secured by a pledge of Shares with a Fair Market Value of not less than the principal amount of the loan. After any repayment of a loan, pledged Shares no longer required as security may be released to the Participant.

              (f) Every loan shall meet all applicable laws, regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

    9.   ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

              (a) In the event of a Change of Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the maximum number and class of shares of stock with respect to which Awards may be granted under the Plan, and to the number and class of shares of stock as to which Awards have been granted under the Plan, and the purchase price therefor, if applicable.

              (b) Any such adjustment in the Shares or other securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

    10.  STOCK BONUSES.

              (a) GRANT OF STOCK BONUSES. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares to Employees, Advisors and Consultants either outright or subject to such restrictions as the Committee shall determine pursuant to this Section 10, and in such amounts as the Committee shall determine.

              (b) RESTRICTED STOCK AGREEMENT. If the Committee grants Shares subject to restrictions, each such grant shall be evidenced by a Restricted Stock Agreement that shall specify the Period of Restriction, or Periods, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

              (c) TRANSFERABILITY. Except as provided in this Section 10, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Agreement. However, in no event may any Restricted Stock granted under this Plan to an Executive Officer or Director become vested in a Participant prior to twelve (12) months following the date of its grant. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only by such Participant.

              (d) OTHER RESTRICTIONS. The Committee shall impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions based upon the achievement of specific (Company-wide, divisional, and/or individual) performance goals, and/or restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

              (e) CERTIFICATE LEGEND. In addition to any legends placed on certificates pursuant to subsection 10(d), each certificate representing Shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

              "The sale or other transfer of the Shares of Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the FBL Financial Group, Inc. 1996 Class A Common Stock Compensation Plan and in a Restricted Stock Agreement dated ____________. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of FBL Financial Group, Inc."

              (f) REMOVAL OF RESTRICTIONS. Except as otherwise provided in this Section, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by subsection 10(e) removed from his Stock certificate.

              (g) VOTING RIGHTS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise voting rights, if any, with respect to those Shares.

              (h) DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares of Stock, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

              (i) TERMINATION OF EMPLOYMENT. In the event that a Participant experiences a termination of employment with the Company for any reason, including death, Disability, or Retirement, (as defined herein or under the then-established rules of the Company), any and all of the Participant's Shares of Restricted Stock still subject to restrictions as of the date of termination shall automatically be forfeited and returned to the Company; provided, however, that the Committee, in its sole discretion, may waive the restrictions remaining on any or all Shares of Restricted Stock, pursuant to this Section 10, and add such new restrictions to those Shares of Restricted Stock as it deems appropriate.


    11. NON-EMPLOYEE DIRECTOR OPTIONS. Notwithstanding any of the other provisions of the Plan to the contrary, the provisions of this Section 11 shall apply only to grants of Options to Non-Employee Directors. Except as set forth in this Section 11, the other provisions of the Plan shall apply to grants of Options to Non-Employee Directors to the extent not inconsistent with this Section. For purposes of interpreting Section 6 of this Plan, a Non-Employee Director's service as a member of the Board of Directors of the Company or of a First Tier Subsidiary shall be deemed to be employment with the Company or its Subsidiaries.

              (a)  GENERAL.  Non-Employee Directors shall receive
         Nonqualified Stock Options in accordance with this Section 11 and may not be granted Stock Appreciation Rights or Incentive Stock
         Options under this Plan. Prior to the Registration Date, the purchase price or the manner in which the purchase price is to be determined for Shares purchasable under Options granted to Non-Employee Directors shall be determined by the Board. On and after the Registration Date, the purchase price per Share purchasable under Options granted to Non-Employee Directors shall be the Fair Market Value of a Share on the date of grant. No Agreement with any Non-Employee Director may alter the provisions of this Section and no Option granted to a Non-Employee director may be subject to a discretionary acceleration of exercisability.

              (b) GRANTS TO CURRENT NON-EMPLOYEE DIRECTORS. Each Non-Employee Director and each Non-Employee Director of a First Tier Subsidiary on the Effective Date of this Plan will, without action by the Committee, be granted automatically an Option to purchase 2,000 Shares at the price at which Shares are first offered to the public pursuant to the Registration Statement.

              (c) GRANTS TO NEW NON-EMPLOYEE DIRECTORS. Each Non-Employee Director who, after the Effective Date of this Plan is elected or appointed to the Board of the Company or to the board of directors of a First Tier Subsidiary for the first time will, at the time such director is so elected or appointed and duly qualified, be granted automatically, without action by the Committee, an Option to purchase 2,000 Shares.

              (d) VESTING. Each Option granted to Non-Employee Directors shall be immediately exercisable six months after the date of
         grant as to all of the Shares covered by the Option,   and shall
         be exercisable, in whole or in part, at any time thereafter, but not later than the date the Option expires. Sections 6(d) and 6(f) of this Plan shall not apply to Options granted to Non-Employee Directors.

              (e) DURATION. Subject to the immediately following sentence, each Option granted to a Non-Employee Director shall be for a term of 10 years. Upon the cessation of a Non-Employee Director's membership on the Board for any reason, Options granted to such Non-Employee Director shall expire upon the earlier of (i) three (3) years from the date of such cessation of Board membership or (ii) expiration of the term of the Option. The Committee may not provide for an extended exercise period beyond the periods set forth in this Section 11(e).

              (f) DECLINING AWARDS. Notwithstanding any automatic grant of an Award to a Non-Employee Director under this Section 11, a Non-Employee Director may elect, at any time before the automatic Award would otherwise be made, to decline an automatic Award under this Plan or to revoke a previous election to decline an automatic grant of an Award. A Non-Employee Director who elects to decline the automatic grant of an Award under this Plan shall receive nothing in lieu of such Award (either at the time of such election or at any time thereafter).

    12. RELEASE OF FINANCIAL INFORMATION. A copy of the Company's annual report to stockholders shall be delivered to each Participant if and at the time any such report is distributed to the Company's stockholders. Upon request, by any Participant, the Company shall furnish to such Participant a copy of its most recent annual report and each quarterly report and current report filed under the Exchange Act since the end of the Company's prior fiscal year.

    13. TERMINATION AND AMENDMENT OF THE PLAN. The Plan shall terminate on the day preceding the tenth anniversary of its Effective Date, except with respect to Awards outstanding on such date, and no Awards may be granted thereafter. The Board may sooner terminate or amend the Plan at any time, and from time to time; provided, however, that, except as provided in Section 9 hereof, no amendment shall be effective unless approved by the stockholders of the Company where stockholder approval of such amendment is required (a) to comply with Rule 16b-3 under the Exchange Act subsequent to the Registration Date or (b) to comply with any other law, regulation or stock exchange rule. Notwithstanding anything in this Section 13 to the contrary, subsequent to the registration of a class of equity securities of the Company under Section 12 of the Exchange Act, Section 11 relating to Options for Non Employee Directors shall not be amended more than once in any six-month period, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules or regulations thereunder.

    Except as provided in Section 9 hereof, rights and obligations under any Award granted before any amendment of the Plan shall not be adversely altered or impaired by such amendment, except with the consent of the Participant.

    14. NON-EXCLUSIVITY OF THE PLAN. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

    15. LIMITATION OF LIABILITY. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

              (a) give any employee any right to be granted an Award other than at the sole discretion of the Committee;

              (b) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

              (c) limit in any way the right of the Company or its Subsidiaries to terminate the employment of any person at any time; or

              (d) be evidence of any agreement or understanding, expressed or implied, that the Company, or its Subsidiaries, will employ any person in any particular position, at any particular rate of compensation or for any particular period of time.

    16.  REGULATIONS AND OTHER APPROVALS; GOVERNING LAW.

              (a) This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Iowa.

              (b) The obligation of the Company to sell or deliver Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

              (c) Subsequent to the Registration Date, any provisions of the Plan inconsistent with Rule l6b-3 under Exchange Act shall be inoperative and shall not affect the validity of the Plan.

              (d) Except as otherwise provided in Section 13, the Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain for Participants granted Incentive Stock Options, the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

              (e) Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

              (f) In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require a Participant receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that the Shares acquired by such Participant are acquired for investment only and not with a view to distribution.

    17.  MISCELLANEOUS.

              (a) MULTIPLE AGREEMENTS. The terms of each Award may differ from, other Awards granted under the Plan at the same time, or at any other time. The Committee may also grant more than one Award to a given Participant during the term of the Plan, either in addition to, or in substitution for, one or more Awards previously granted to that Participant. The grant of multiple Awards may be evidenced by a single Agreement or multiple Agreements, as determined by the Committee.

              (b) WITHHOLDING OF TAXES. The Company shall have the right to deduct from any payment of cash to any Participant an amount equal to the federal, state and local income taxes and other amounts required by law to be withheld with respect to any Award. Notwithstanding anything to the contrary contained herein, if a Participant is entitled to receive Shares upon exercise of an Option or Stock Appreciation Right, the Company shall have the right to require such Participant, prior to the delivery of such Shares, to pay to the Company the amount of any federal, state or local income taxes and other amounts that the Company is required by law to withhold. Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value, on the date the tax is to be determined, equal to the amount required to be withheld. All elections shall be irrevocable, and be made in writing, signed by the Participant in advance of the day that the transaction becomes taxable. The Agreement evidencing any Incentive Stock Options granted under this Plan shall provide that if the Participant makes a disposition, within the meaning of Section
         424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Participant pursuant to such Participant's exercise of the Incentive Stock Option, and such disposition occurs within the two-year period commencing on the day after the date of grant of such Option or within the one-year period commencing on the day after the date of transfer of the Share or Shares to the Participant pursuant to the exercise of such Option, such Participant shall, within ten (10) days of such disposition, notify the Company thereof and thereafter immediately deliver to the Company any amount of federal, state or local income taxes and other amounts that the Company informs the Participant the Company is required to withhold.

              (c) DESIGNATION OF BENEFICIARY. Each Participant may, with the consent of the Committee, designate a person or persons to receive in the event of such Participant's death, any Award or any amount of Shares payable pursuant thereto, to which such Participant would then be entitled. Such designation shall be made upon forms supplied by and delivered to the Company and may be revoked or changed in writing. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such Options, Stock Appreciation Rights, Restricted Stock and/or amounts payable to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Options, Stock Appreciation Rights, Restricted Stock and/or amounts payable to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

              (d) GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

              (e) SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

              (f) SUCCESSORS. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

    18. EFFECTIVE DATE. This Plan shall become effective on the Effective Date of this Plan.